UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

Cardiovascular Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Campus Drive

St. Paul, Minnesota 55112-3495

(Address of Principal Executive Offices and Zip Code)

(651) 259-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On October 15, 2013, Cardiovascular Systems, Inc. (the “Company”), issued to Partners for Growth III, L.P. (“PFG”) an aggregate of 65,530 shares of common stock as a result of PFG’s election to convert a $1,000,000 loan to the Company into shares of the Company’s common stock at a conversion price of $15.26 per share and in accordance with the conversion terms set forth in the note for the loan. On October 23, 2013, the Company issued to PFG an aggregate of 96,586 shares of common stock as a result of PFG’s election to convert a $1,500,000 loan to the Company into shares of the Company’s common stock at a conversion price of $15.53 per share and in accordance with the conversion terms set forth in the note for the loan. The Company issued the conversion shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). PFG represented that it is an accredited investor.

Unrelated to the note conversions provided above, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on September 16, 2013, the Company has issued an aggregate of 4,320 shares of common stock pursuant to the cashless exercise of three unregistered warrants to acquire an aggregate of 7,641 shares of common stock. The issuances of these shares were exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The exercises occurred as follows:

•	On September 17, 2013, 386 shares were issued at an exercise price of $8.83 per share.

•	On September 23, 2013, 1,282 shares were issued at an exercise price of $8.83 per share.

•	On October 14, 2013, 2,652 shares were issued at an exercise price of $8.83 per share.

Additionally, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on September 16, 2013, the Company issued 31,451 shares of common stock pursuant to the exercise of an unregistered option to acquire 31,451 shares of common stock at an exercise price of $18.55 per share. The exercise occurred on October 22, 2013 and the Company issued the shares pursuant to Section 4(a)(2) of the Securities Act.

Finally, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on September 16, 2013, the Company has issued an aggregate of 56,871 shares of common stock pursuant to the cash exercise of seven unregistered warrants. The Company issued the shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act. The warrant holders represented that they are accredited investors. The exercises occurred as follows:

•	On October 17, 2013, 745 shares were issued at an exercise price of $8.83 per share.

•	On October 22, 2013, 4,824 shares were issued at an exercise price of $8.83 per share.

•	On October 25, 2013, 2,835 shares were issued at an exercise price of $8.83 per share.

•	On October 28, 2013, 48,467 shares were issued at an exercise price of $8.83 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2013

CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer